As filed with the Securities and Exchange Commission on August 4, 2017

 Registration No. 333-193160

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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NCM Financial, Inc.

(Exact Name of Small Business Issuer in its Charter)

Texas	7372	20-4859853
(State or other Jurisdiction of Incorporation)	(Primary Standard Classification Code)	(IRS Employer Identification No.)

  Rosewood Court 2101 Cedar Springs Road,

Suite 1050

Dallas, TX 75201

Tel. No.: 800-686-3259

 (Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02	Unregistered Sales of Equity Securities.

On February 28th, 2016, NCM Financial, Inc. ratified the agreement to ratify the royalties to be paid to OptionTech, LLC. In exchange for the 1,731,250 shares of antidilutive convertible preferred shares of NCM Financial, Inc., NCM Financial, Inc. will no longer pay royalties to OptionTech, LLC. The Net Present Value of the royalty agreement and patent is $13,469,316.86 based on the ten year treasury yield of 1.764% printed in the Wall Street Journal February 28, 2016. The current market based on 250,000 users discounted based on the future value of the asset. The Company recognized the fair market value of $13,469,316.86 as a stock based acquisition expense.

Exchange and Registration Rights Agreement

Exchange

The Effective date of April 6, 2016, upon the terms and subject to the conditions of this Agreement, REVENGE DESIGNS INC. shall exchange with and into the Company (the “Exchange”) in accordance with the Texas Statutes. At the Effective Time, the separate existence of REVENGE DESIGNS INC. shall cease and the NCM Financial, Inc. shall be the surviving corporation in the exchange (the “Surviving Corporation”).

Total Exchange Consideration

The total consideration to be paid to the Shareholders in connection with the Exchange (the “Total Exchange Consideration”) shall be the issuance of restricted shares of common stock “Class A” of NCM Financial, Inc. based on a 10 for 1 reverse split of the preferred shares of REVENGE DESIGNS INC Furthermore, each preferred shareholder of REVENGE DESIGNS, INC will be issued 100 additional restricted shares of Common Stock of NCM Financial, Inc., par value $.01 per share (the “NCM Financial Inc. Shares”), to the Shareholders on the Closing Date. Each new shareholder of NCM Financial, Inc. has the right to register the common stock following the required holding period following the execution date of the EXCHANGE AND REGISTRATION RIGHTS AGREEMENT. The shareholders of the common class of shares will own .08 percent of NCM Financial, Inc. at the time of the exchange and this .08 percent shall be non-dilutable for a period of two years, unless the shareholder sells his or her position prior to the end of two years. If the shareholder exits his or her position prior to the two year window, the pro rata amount of ownership sold is no longer eligible for the dilution coverage.

Shareholder’s Rights Upon Exchange

Upon consummation of the Exchange, the Shareholders shall cease to have any rights with respect to the preferred certificates of REVENGE DESIGNS, INC. which theretofore represented shares of Revenge Designs, Inc., and, subject to applicable laws and this Agreement, shall only have the right to receive their pro rata share of the Total Exchange Consideration, including their pro rata share of the number of NCM Financial, Inc. Common Class A Shares into which the Preferred Shares of REVENGE DESIGNS, INC. has been exchanged pursuant to this Agreement and the Exchange.

Surrender of Exchange Shares

In connection with the Closing, upon receipt of notice from the Company and REVENGE DESIGNS INC. of the Effective Time, the Shareholders shall surrender and deliver the Certificates to REVENGE DESIGNS INC. duly endorsed in blank. As soon as reasonably practicable following the later to occur of the Effective Time or such surrender and delivery, REVENGE DESIGNS INC. will deliver to the Shareholders certificates representing their REVENGE DESIGNS INC. Shares. Until so surrendered and exchanged, each outstanding Certificate after the Effective Time shall be deemed for all purposes to evidence only the right to receive the Total Exchange Consideration set forth herein.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LEVENT AKDUMAN in the name of LEVENT AKDUMAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ALPHA CAPITAL AG in the name of ALPHA CAPITAL AG at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ALPINE SECURITIES CORP in the name of ALPINE SECURITIES CORP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CHARLES N ALWORTH in the name of CHARLES N ALWORTH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to AMERICAN ENTERPRISE INVESTMENT SERVICES in the name of AMERICAN ENTERPRISE INVESTMENT SERVICES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RAYMOND C ARNOLD in the name of RAYMOND C ARNOLD at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ASCO NOMINEES LIMITED in the name of ASCO NOMINEES LIMITED at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GEORGE W AUCLAIR JR in the name of GEORGE W AUCLAIR JR at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NEAL I AZROLAN in the name of NEAL I AZROLAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JACOB BAKKER in the name of JACOB BAKKER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 3198 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BANKINTER SA in the name of BANKINTER SA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $799.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SCOTT M BARROW in the name of SCOTT M BARROW at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SOURBH BAWEJA in the name of SOURBH BAWEJA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JOHN HOUSTON BEEBE in the name of JOHN HOUSTON BEEBE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JOSEPH D BELL JR in the name of JOSEPH D BELL JR at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUSTODIAN SIMPLE TIME RECORDERS in the name of NFS CUSTODIAN SIMPLE TIME RECORDERS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA SEPP FBO in the name of NFS CO CUST IRA SEPP FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1158 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BMO NESBITT BURNS INC in the name of BMO NESBITT BURNS INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $289.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 182 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BNP PARIBAS SECURITIES CORP. in the name of BNP PARIBAS SECURITIES CORP. at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $45.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FRITZ BOOTHE & in the name of FRITZ BOOTHE & at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LAUREN MICHELLE BOUCHER in the name of LAUREN MICHELLE BOUCHER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HILLIARD LYONS C/F in the name of HILLIARD LYONS C/F at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROGER N BOWMER in the name of ROGER N BOWMER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 182 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to AMBER BOYD in the name of AMBER BOYD at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $45.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BARBARA A BOYK in the name of BARBARA A BOYK at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUSTODIAN ROTH IRA FBO in the name of NFS CUSTODIAN ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JASON BRANDI in the name of JASON BRANDI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BROWN BROTHERS HARRIMAN & CO in the name of BROWN BROTHERS HARRIMAN & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LOREN BROWN in the name of LOREN BROWN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DAVID BROWN in the name of DAVID BROWN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ALBERTO BUCKERIDGE in the name of ALBERTO BUCKERIDGE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUSTODIAN ROTH IRA FBO in the name of NFS CUSTODIAN ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to C EDWARD VENERABLE in the name of C EDWARD VENERABLE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 519 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CAIXA BANCO DE in the name of CAIXA BANCO DE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $129.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CAIXA BANCO DE in the name of CAIXA BANCO DE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to KI SUN CALAMIA in the name of KI SUN CALAMIA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WELLS FARGO INVESTMENTS in the name of WELLS FARGO INVESTMENTS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GUY A CALAMIA & in the name of GUY A CALAMIA & at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 204 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CANACCORD CAPITAL CORPORATION in the name of CANACCORD CAPITAL CORPORATION at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $51.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS TTEE TN VALLEY AUTHORITY 401K in the name of NFS TTEE TN VALLEY AUTHORITY 401K at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CDS & CO in the name of CDS & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CEDE & CO in the name of CEDE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 455 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CEEBO CORPORATION in the name of CEEBO CORPORATION at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $113.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 8370 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CHARLES SCHWAB & CO INC in the name of CHARLES SCHWAB & CO INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $2,092.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO TTEE FRP PA A/C SNPS LLC FBO in the name of NFS CO TTEE FRP PA A/C SNPS LLC FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CIBC OPPENHEIMER CORP in the name of CIBC OPPENHEIMER CORP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CITIGROUP GLOBAL MARKETS INC in the name of CITIGROUP GLOBAL MARKETS INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to COMMERZBANK AG in the name of COMMERZBANK AG at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROBERT W CONNELL in the name of ROBERT W CONNELL at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS ROTH IRA FBO in the name of NFS ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROBERT CHRISTOPHE COSTELLO in the name of ROBERT CHRISTOPHE COSTELLO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LISA R COVAL in the name of LISA R COVAL at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MARK CROSSEN in the name of MARK CROSSEN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DALE FINANCIAL CONSULTING GROUP in the name of DALE FINANCIAL CONSULTING GROUP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DONATO W DANZI in the name of DONATO W DANZI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES CANADA INC in the name of PENSON FINANCIAL SERVICES CANADA INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JIM DELUTES in the name of JIM DELUTES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PAUL J DEMOPOULOS in the name of PAUL J DEMOPOULOS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DESJARDINS SECURITIES INC in the name of DESJARDINS SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DESJARDINS SECURITIES INC in the name of DESJARDINS SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 109 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DANIEL R DILLON in the name of DANIEL R DILLON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $27.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MARK DOORNBOS in the name of MARK DOORNBOS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BILLY L DOVE in the name of BILLY L DOVE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUST ROTH IRA FBO in the name of NFS CUST ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 910 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DOWNSHIRE CAPITAL INC. in the name of DOWNSHIRE CAPITAL INC. at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $227.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DUNDEE SECURITIES CORPORATION in the name of DUNDEE SECURITIES CORPORATION at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to E*TRADE CAPITAL MARKETS LLC in the name of E*TRADE CAPITAL MARKETS LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 9407 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to E*TRADE CLEARING LLC in the name of E*TRADE CLEARING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $2,351.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to EDWARD D. JONES & CO in the name of EDWARD D. JONES & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STEVEN M EISCHEN in the name of STEVEN M EISCHEN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RICHARD M ENGEMAN in the name of RICHARD M ENGEMAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to EQUITILINK LLC in the name of EQUITILINK LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GREGG N FARRAR in the name of GREGG N FARRAR at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 137 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ANTONIO FAZZARI in the name of ANTONIO FAZZARI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $34.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PETER FICZERE in the name of PETER FICZERE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NICK FINA in the name of NICK FINA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FIRST CLEARING LLC in the name of FIRST CLEARING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FIRST CLEARING LLC in the name of FIRST CLEARING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FISERV TRUST COMPANY in the name of FISERV TRUST COMPANY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STATE STREET BANK TTEE CINGULAR in the name of STATE STREET BANK TTEE CINGULAR at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DAISY FLORES in the name of DAISY FLORES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HUMBERTO FLORES in the name of HUMBERTO FLORES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 2104 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FORTIS BANK (NETHERLAND) NV in the name of FORTIS BANK (NETHERLAND) NV at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $526.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FORTIS BANK (NETHERLAND) NV in the name of FORTIS BANK (NETHERLAND) NV at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RICHARD GALANTE in the name of RICHARD GALANTE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MLPF & S CUST FPO RICHARD GALANTE in the name of MLPF & S CUST FPO RICHARD GALANTE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MORGAN STANLEY INC in the name of MORGAN STANLEY INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to J. PETER GARTHWAITE in the name of J. PETER GARTHWAITE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GERLACH & CO in the name of GERLACH & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GERLACH & CO in the name of GERLACH & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GERLACH & CO in the name of GERLACH & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GERLACH & CO in the name of GERLACH & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RENE C GIARD in the name of RENE C GIARD at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 270 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GOLDMAN SACHS EXECUTION & CLEARING LP in the name of GOLDMAN SACHS EXECUTION & CLEARING LP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $67.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GOLDMAN SACHS EXECUTION & CLEARING LP in the name of GOLDMAN SACHS EXECUTION & CLEARING LP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GOLDMAN SACHS EXECUTION & CLEARING LP in the name of GOLDMAN SACHS EXECUTION & CLEARING LP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GOLDMAN SACHS EXECUTION & CLEARING LP in the name of GOLDMAN SACHS EXECUTION & CLEARING LP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to VICTOR A GOLDSTEIN in the name of VICTOR A GOLDSTEIN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DANA GORBAHN in the name of DANA GORBAHN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to KENNETH L GREGORY in the name of KENNETH L GREGORY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to J ROBERT GROVES in the name of J ROBERT GROVES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GUNDYCO in the name of GUNDYCO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1310 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GUNDYCO in the name of GUNDYCO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $327.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to H&R BLOCK FINANCIAL ADVISORS in the name of H&R BLOCK FINANCIAL ADVISORS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PRUDENTIAL BANK & TRUST FSB IRA in the name of PRUDENTIAL BANK & TRUST FSB IRA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HARE & CO in the name of HARE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HARE & CO in the name of HARE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HARE & CO in the name of HARE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1983 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HARE & CO in the name of HARE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $495.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HARE & CO in the name of HARE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 10865 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HARE & CO in the name of HARE & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $2,716.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RICHARD HERB in the name of RICHARD HERB at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PAUL HESS & in the name of PAUL HESS & at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 454 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TREVOR HOSKINS in the name of TREVOR HOSKINS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $113.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HSBC TRINKAUS & BURKHARDT KGAA in the name of HSBC TRINKAUS & BURKHARDT KGAA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1005 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HSBC SECURITIES (CANADA) INC in the name of HSBC SECURITIES (CANADA) INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $251.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ICCREA BANCA SPA in the name of ICCREA BANCA SPA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SUSAN A ICKES in the name of SUSAN A ICKES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to INCORE BANK AG in the name of INCORE BANK AG at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 107 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ING BELGIUM SA/NV in the name of ING BELGIUM SA/NV at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $26.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ING BANK GLOBAL CUSTODY NV in the name of ING BANK GLOBAL CUSTODY NV at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 471 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to INTERACTIVE BROKERS LLC in the name of INTERACTIVE BROKERS LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $117.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to INVESTOR COMPANY in the name of INVESTOR COMPANY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 3949 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to INVESTOR COMPANY in the name of INVESTOR COMPANY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $987.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CLAUDE JAQUEMOT in the name of CLAUDE JAQUEMOT at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MATTHEW JANES in the name of MATTHEW JANES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS J JANIK in the name of THOMAS J JANIK at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JANNEY MONTGOMERY SCOTT LLC in the name of JANNEY MONTGOMERY SCOTT LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JEFCO in the name of JEFCO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MARTHA E JENKINS in the name of MARTHA E JENKINS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS H JOHNSON in the name of THOMAS H JOHNSON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BETH C JOHNSON in the name of BETH C JOHNSON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SUNIL KANKURE in the name of SUNIL KANKURE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PETER KENNEDY in the name of PETER KENNEDY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WILLIAM MORRIS KING JR in the name of WILLIAM MORRIS KING JR at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BRIAN K KISTLER in the name of BRIAN K KISTLER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BETH L KOROTKIN in the name of BETH L KOROTKIN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROLF KUHN in the name of ROLF KUHN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RONALD C LAMB in the name of RONALD C LAMB at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LANC FAMILY PARTNERS LP in the name of LANC FAMILY PARTNERS LP at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to FRANCOIS LAPORTE in the name of FRANCOIS LAPORTE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LARKO in the name of LARKO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JEFFERY H LEE in the name of JEFFERY H LEE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA FBO in the name of NFS CO CUST IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA FBO in the name of NFS CO CUST IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS A LEWIS CUST in the name of THOMAS A LEWIS CUST at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS A LEWIS CUST in the name of THOMAS A LEWIS CUST at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS A LEWIS in the name of THOMAS A LEWIS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 728 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to COLIN LIM in the name of COLIN LIM at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $182.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS LOCKERBIE in the name of THOMAS LOCKERBIE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SCOTT J LYFTOGT in the name of SCOTT J LYFTOGT at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MADISON & WALL WORLDWIDE INC in the name of MADISON & WALL WORLDWIDE INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MAGID & CO in the name of MAGID & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUSTODIAN ROTH IRA FBO in the name of NFS CUSTODIAN ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TERRY E MALIN in the name of TERRY E MALIN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to R WILLIAM MANNING in the name of R WILLIAM MANNING at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JACK MANZI in the name of JACK MANZI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PANKAJ MARATHE in the name of PANKAJ MARATHE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WARREN MARKS in the name of WARREN MARKS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SCOTT ARNOLD MARTIN in the name of SCOTT ARNOLD MARTIN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MICHAEL A MATRONE in the name of MICHAEL A MATRONE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 270 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS IRA FBO ROBERT J MATTEIS in the name of NFS IRA FBO ROBERT J MATTEIS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $67.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 182 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GEMMA MATTHEWS in the name of GEMMA MATTHEWS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $45.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JOHN D MCCLOSKEY in the name of JOHN D MCCLOSKEY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WALTER MCGOWAN in the name of WALTER MCGOWAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STEPHEN MCKAY in the name of STEPHEN MCKAY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 455 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to KENNETH MCKINNY in the name of KENNETH MCKINNY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $113.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to GILBERT MCWHIRTER in the name of GILBERT MCWHIRTER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RAUL MELECIO in the name of RAUL MELECIO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 367 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MERRILL LYNCH PIERCE FENNER & SMITH INC in the name of MERRILL LYNCH PIERCE FENNER & SMITH INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $91.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 488 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MERRILL LYNCH PIERCE FENNER & SMITH INC in the name of MERRILL LYNCH PIERCE FENNER & SMITH INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $122.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MESIROW FINANCIAL INC in the name of MESIROW FINANCIAL INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PAUL R METIVIER in the name of PAUL R METIVIER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUSTODIAN SIMPLE PAUL R METIVIER in the name of NFS CUSTODIAN SIMPLE PAUL R METIVIER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LORI METZGER in the name of LORI METZGER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HILLIARD LYONS C/F in the name of HILLIARD LYONS C/F at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DARYL W MICHAELS in the name of DARYL W MICHAELS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 4546 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to EDWARD R MIERS in the name of EDWARD R MIERS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $1,136.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MORGAN KEEGAN & CO INC in the name of MORGAN KEEGAN & CO INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 387 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MORGAN STANLEY INC in the name of MORGAN STANLEY INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $96.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 228 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MORGAN STANLEY INC in the name of MORGAN STANLEY INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $57.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MORGAN STANLEY INC in the name of MORGAN STANLEY INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MORGAN STANLEY INC in the name of MORGAN STANLEY INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS TTEE EQUISTAR NONREPRESENTED in the name of NFS TTEE EQUISTAR NONREPRESENTED at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS TTEE UPS/IPA 401K SAVINGS PLAN in the name of NFS TTEE UPS/IPA 401K SAVINGS PLAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NATIONAL FINANCIAL SERVICES LLC in the name of NATIONAL FINANCIAL SERVICES LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NATIXIS BLEICHROEDER INC in the name of NATIXIS BLEICHROEDER INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NBCN INC. in the name of NBCN INC. at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RICK NEITENBACH in the name of RICK NEITENBACH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to EMMETT A LARKIN CO INC in the name of EMMETT A LARKIN CO INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NEWEDGE USA LLC in the name of NEWEDGE USA LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HAN N NGUYEN in the name of HAN N NGUYEN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to IGNATIUS NORONHA in the name of IGNATIUS NORONHA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 730 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NORTH AMERICAN CLEARING INC in the name of NORTH AMERICAN CLEARING INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $182.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NANCY J NOYES in the name of NANCY J NOYES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DENNIS J OLSON in the name of DENNIS J OLSON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to OPPENHEIMER & CO INC in the name of OPPENHEIMER & CO INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to OPTIONSXPRESS INC in the name of OPTIONSXPRESS INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to OPTIONSXPRESS INC in the name of OPTIONSXPRESS INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to OPTIONSXPRESS INC in the name of OPTIONSXPRESS INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 155 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SINNADURAI PARAMADEVAN in the name of SINNADURAI PARAMADEVAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $38.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SINNADURAI PARAMADEVAN in the name of SINNADURAI PARAMADEVAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BRADLEY R PARKER in the name of BRADLEY R PARKER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SYLVIA PAWLYSHYN in the name of SYLVIA PAWLYSHYN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES CANADA INC in the name of PENSON FINANCIAL SERVICES CANADA INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 165 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES CANADA INC in the name of PENSON FINANCIAL SERVICES CANADA INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $41.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES CANADA INC in the name of PENSON FINANCIAL SERVICES CANADA INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 943 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES CANADA INC in the name of PENSON FINANCIAL SERVICES CANADA INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $235.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES INC in the name of PENSON FINANCIAL SERVICES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1938 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES INC in the name of PENSON FINANCIAL SERVICES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $484.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 2250 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PENSON FINANCIAL SERVICES INC in the name of PENSON FINANCIAL SERVICES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $562.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PERELMAN-CARLEY & ASSOCIATES INC in the name of PERELMAN-CARLEY & ASSOCIATES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PERSHING LLC in the name of PERSHING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 139 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PERSHING LLC in the name of PERSHING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $34.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PERSHING LLC in the name of PERSHING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 807 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PERSHING LLC in the name of PERSHING LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $201.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PFSI FBO KENNETH F TROFATTER R/O IRA in the name of PFSI FBO KENNETH F TROFATTER R/O IRA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CHRISTOPHER JOHN PHILPOT in the name of CHRISTOPHER JOHN PHILPOT at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RALPH POGUE in the name of RALPH POGUE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WILLIAM R POTTS in the name of WILLIAM R POTTS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 166 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DELAWARE CHARTER GUARANTEE & TRU CO in the name of DELAWARE CHARTER GUARANTEE & TRU CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $41.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to R DAVID PRESTON in the name of R DAVID PRESTON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PRIMEVEST FINANCIAL SERVICES INC in the name of PRIMEVEST FINANCIAL SERVICES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PRIVATBANK IHAG ZURICH AG in the name of PRIVATBANK IHAG ZURICH AG at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JPMORGAN CHASE BANK ROTH CUST IRA OF in the name of JPMORGAN CHASE BANK ROTH CUST IRA OF at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1039 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to KAYLEE PUSTI in the name of KAYLEE PUSTI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $259.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to QTRADE SECURITIES INC in the name of QTRADE SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 132 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RAYMOND JAMES & ASSOCIATES in the name of RAYMOND JAMES & ASSOCIATES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $33.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RBC DOMINION SECURITIES INC in the name of RBC DOMINION SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RENTA 4 SOCIEDAD DE in the name of RENTA 4 SOCIEDAD DE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JOSE V RESTREPO TOD ON FILE in the name of JOSE V RESTREPO TOD ON FILE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STEVEN W. RICH in the name of STEVEN W. RICH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROBERT W BAIRD & CO in the name of ROBERT W BAIRD & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to THOMAS C ROSE in the name of THOMAS C ROSE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MARCO ROTERT in the name of MARCO ROTERT at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TIMOTHY ROTH in the name of TIMOTHY ROTH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA FBO in the name of NFS CO CUST IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CHRIS SCIBELLI in the name of CHRIS SCIBELLI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 1359 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SCOTIA CAPITAL INC in the name of SCOTIA CAPITAL INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $339.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 17849 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SCOTTRADE INC in the name of SCOTTRADE INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $4,462.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 114 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to AUBREY SEILER in the name of AUBREY SEILER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $28.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS ROLLOVER IRA FBO BUNRID in the name of NFS ROLLOVER IRA FBO BUNRID at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SHARE NOMINEES LTD in the name of SHARE NOMINEES LTD at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TOVIA SHMELTZER in the name of TOVIA SHMELTZER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SIGLER & CO. in the name of SIGLER & CO. at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUSTODIAN ROTH IRA FBO in the name of NFS CUSTODIAN ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BRENT J SMITH in the name of BRENT J SMITH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to EDWARD J SMITH in the name of EDWARD J SMITH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 200000 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SOMERSET CAPITAL LTD in the name of SOMERSET CAPITAL LTD at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $50,000.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SOUTHWEST SECURITIES INC in the name of SOUTHWEST SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DAVID M SPEARS in the name of DAVID M SPEARS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 140 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STATE STREET BANK & TRUST CO in the name of STATE STREET BANK & TRUST CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $35.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MARLA J STAUTH in the name of MARLA J STAUTH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 119 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STERNE AGEE & LEACH INC in the name of STERNE AGEE & LEACH INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $29.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to STIFEL NICOLAUS & CO in the name of STIFEL NICOLAUS & CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS TTEE LLGM THRIFT PLAN FBO in the name of NFS TTEE LLGM THRIFT PLAN FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SWISS AMERICAN SECURITIES INC in the name of SWISS AMERICAN SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 377 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SWISS AMERICAN SECURITIES INC in the name of SWISS AMERICAN SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $94.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SWISS AMERICAN SECURITIES INC in the name of SWISS AMERICAN SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to SWISS AMERICAN SECURITIES INC in the name of SWISS AMERICAN SECURITIES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DEANE W TABER in the name of DEANE W TABER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to AG TAFLIAFERRO TTEE ANAREIDA N in the name of AG TAFLIAFERRO TTEE ANAREIDA N at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to L JEANNE TANNER in the name of L JEANNE TANNER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to CONNIE TANNER in the name of CONNIE TANNER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to PANITNAN TANTAPAKUL in the name of PANITNAN TANTAPAKUL at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to LYNDA TAN in the name of LYNDA TAN at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to KEITH BARRY TAYLOR in the name of KEITH BARRY TAYLOR at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 14904 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TD AMERITRADE CLEARING INC in the name of TD AMERITRADE CLEARING INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $3,726.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to BASEL A TEFFAHA in the name of BASEL A TEFFAHA at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to MARK A TELLINGER in the name of MARK A TELLINGER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TERRA NOVA FINANCIAL LLC in the name of TERRA NOVA FINANCIAL LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CUST ROTH IRA FBO in the name of NFS CUST ROTH IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to JOHN ALFRED TETZLAFF in the name of JOHN ALFRED TETZLAFF at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 718 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROBERT THOMAS in the name of ROBERT THOMAS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $179.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 455 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $113.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA ROLLOVER FBO in the name of NFS CO CUST IRA ROLLOVER FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to NFS CO CUST IRA FBO in the name of NFS CO CUST IRA FBO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ADRIAN JERMAINE THOMPSON in the name of ADRIAN JERMAINE THOMPSON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DIANA THORNOCK in the name of DIANA THORNOCK at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ROANA THORNOCK in the name of ROANA THORNOCK at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RYAN R TURRI in the name of RYAN R TURRI at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to UBS FINANCIAL SERVICES in the name of UBS FINANCIAL SERVICES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to UBS FINANCIAL SERVICES INC in the name of UBS FINANCIAL SERVICES INC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to UBS SECURITIES LLC in the name of UBS SECURITIES LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 235 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to UNION SECURITIES LTD in the name of UNION SECURITIES LTD at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $58.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 157 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to UNION VALOREN AG in the name of UNION VALOREN AG at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $39.25 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to HILLIARD LYONS C/F in the name of HILLIARD LYONS C/F at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to US BANCORP INVESTMENTS INC. in the name of US BANCORP INVESTMENTS INC. at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 152 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to USAA INVESTMENT MANAGEMENT CO in the name of USAA INVESTMENT MANAGEMENT CO at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $38.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RICHARD L VANDENBERGH in the name of RICHARD L VANDENBERGH at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to VANGUARD BROKERAGE SERVICES in the name of VANGUARD BROKERAGE SERVICES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to VANGUARD BROKERAGE SERVICES in the name of VANGUARD BROKERAGE SERVICES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to VANGUARD BROKERAGE SERVICES in the name of VANGUARD BROKERAGE SERVICES at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WACHOVIA SECURITIES LLC in the name of WACHOVIA SECURITIES LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to KENNETH WALDNER in the name of KENNETH WALDNER at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to AMY WATSON in the name of AMY WATSON at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 563 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to WELLS FARGO INVESTMENTS LLC in the name of WELLS FARGO INVESTMENTS LLC at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $140.75 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 182 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DWONE WILLIAMS in the name of DWONE WILLIAMS at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $45.50 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to AMY WINE in the name of AMY WINE at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DALE WORRELL AND in the name of DALE WORRELL AND at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RICHARD MICHAEL WRAY in the name of RICHARD MICHAEL WRAY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to TIMOTHY C WRIGHT in the name of TIMOTHY C WRIGHT at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to RYAN YAMNIUK in the name of RYAN YAMNIUK at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to DANIEL J YECKLEY in the name of DANIEL J YECKLEY at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to EPHIREM YEGEZU in the name of EPHIREM YEGEZU at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

On April 6, 2016, the Company entered into an agreement to issue 100 shares of its common stock to shareholders in the Exchange and Registration Rights Agreement to ANTHONY M ZELISKO & in the name of ANTHONY M ZELISKO & at .25 per share as a shareholder in the Exchange and Registration Rights Agreement. The Company recognized the fair market value of $25.00 as a stock based acquisition expense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCM FINANCIAL, INC.

	By:	/s/ Michael Noel
Dated: August 4, 2017		Michael Noel
Chief Executive Officer and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer).